UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: November 30, 2006

HUGHES NETWORK SYSTEMS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-138009	11-3735091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11717 Exploration Lane Germantown, MD	20876
(Address of Principal Executive Offices)	(Zip Code)

(301) 428-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01 Other Events

On November 30, 2006, Hughes Network Systems, LLC (“Hughes” or the “Company”), together with HNS Finance Corp. (together, the “Issuers”), completed the registered exchange offer pursuant to which all of the Issuers’ previously outstanding $450,000,000 aggregate principal amount of their 9 1/2% Senior Notes due 2014 were exchanged for an equal aggregate principal amount of their 9 1/2% Senior Notes due 2014 that have been registered under the Securities Act of 1933, as amended. A copy of the press release announcing the completion of the exchange offer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 3 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES NETWORK SYSTEMS, LLC

Date: November 30, 2006	By:	/s/ Dean Manson
	Name:	Dean Manson
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press release dated November 30, 2006 issued by Hughes Network Systems, LLC announcing the completion of the exchange offer.